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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-1136 (Commission File Number)	22-079-0350 (IRS Employer Identification Number)

345 Park Avenue
New York, NY 10154
(Address of Principal Executive Office)

Registrant's telephone number, including area code: (212) 546-4000

Item 7.    Financial Statements and Exhibit

  (c)
  Exhibit 99.1

  Press Release of Bristol-Myers Squibb Company dated July 24, 2003, reporting Bristol-Myers Squibb's financial results for the second quarter of 2003.

Item 9.    Regulation FD Disclosure

        Incorporated by reference is a press release issued by the Registrant on July 24, 2003 regarding earnings for the second quarter of 2003, attached as Exhibit 99.1. This information is being furnished pursuant to Item 12—Results of Operations and Financial Condition on Form 8-K and is being presented under Item 9 on Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURE

        Under the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY
By: /s/ SANDRA LEUNG Sandra Leung Secretary
Date: July 24, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued July 24, 2003 regarding earnings for second quarter of 2003

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SIGNATURE
EXHIBIT INDEX